                         SUPPLEMENT DATED MAY 19, 1999
                                      to
                         PROSPECTUS DATED MAY 1, 1999
                                     for
             INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS


                                   Issued by
                        MONY America Variable Account A
                    MONY Life Insurance Company of America

Effective May 19, 1999 this Supplement updates certain information contained in your Prospectus. Please read it and keep it with your prospectus for future reference.

1. The Section entitled "Right to Return Contract Provision" on pages 4 and 23 is hereby amended to include the following information:

         For contracts issued in the State of Washington, an additional 10% penalty will be added to any purchase payment refund due that is not paid within 30 days of return of the Contract to the Company. For contracts issued in the State of Oklahoma, if payment is delayed more than 30 days, the Company will pay interest on the proceeds at a rate required by Oklahoma law.

2. The section entitled "Payment of Death Benefit" on page 30 is hereby amended to include the following information:

         For contracts issued in the State of Washington, the Company will pay interest on death proceeds paid in a single sum or settled under a Settlement Option elected after the date of death. Interest will be paid from the date of death to the date of payment or election of a Settlement Option. The interest rate will not be less than the rate required by law.

3. The first paragraph of the section entitled "Additional Provisions" on page 37 is hereby amended to include the following information:

         For contracts issued in the State of Washington, any underpayment by the Company will be paid in a single sum after the correction of the misstatement.





Form No. 14426 SL (5/19/99)                                           333-59717